Exhibit 32.1

                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officers of Whole Living, Inc. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..      the annual report on Form 10-KSB of the Company for the year ended
       December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..      the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /s/ Ronald K. Williams
Date: April 6, 2006           ______________________
                              Ronald K. Williams
                              Chief Executive Officer



                              /s/ Robert Reitz
Date: April 6, 2006           ____________________________________
                              Robert Reitz
                              Chief Financial Officer